UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2003

PREMIERWEST BANCORP

(Exact name of Company as specified in its charter)

Oregon	333-96209	93-1282171
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

503 Airport Road, Medford, Oregon   97504
(Address of Principal Executive Offices)

(541) 618-6003
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release, dated April 15, 2003.

Item 9. Regulation FD Disclosure

The information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. On April 15, 2003, PremierWest Bancorp issued a press release announcing its first quarter operating statistics. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

PREMIERWEST BANCORP
Date: April 16, 2003	By: /s/ Tom Anderson Tom Anderson Chief Financial Officer

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